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                                                                    Exhibit 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2001-4




Section 7.3 Indenture                              Distribution Date: 9/15/2004
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(i)    Amount of Net Swap Payment                                          0.00
       Amount of Net Swap Receipt                                  2,642,990.00

(ii)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(iii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest                                  3,850,000.00
            Class B Note Interest                                    115,500.00
            Class C Note Interest                                    187,500.00
                      Total                                        4,153,000.00

        Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest                                       4.58333
            Class B Note Interest                                       1.65000
            Class C Note Interest                                       2.08333

(iv)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(v)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                 10,000,000.00



                                             By:
                                                    --------------------
                                             Name:  Patricia M. Garvey
                                             Title: Vice President